Exhibit 10.25

English Translation

Call Option Agreement

THIS CALL OPTION AGREEMENT (“this Agreement”) is entered into among the following parties in Beijing on June 14, 2007:

Party A:	AirMedia Technology (Beijing) Co., Ltd.

Party B:	Guo Man, Wang Zhenyu, Xu Qing (hereafter individually a “Shareholder” and collectively the “Shareholders”)

Party C:	Beijing AirMedia UC Advertising Co., Ltd.

WHEREAS:

Guo Man, Wang Zhenyu and Xu Qing are the citizens of the People’s Republic of China (“China”, except Hong Kong Special Administrative Region, Macao Special Administrative Region and Taiwan), and hold their respective 51.13%, 38.22% and 10.65% equities in Party C.

Now therefore, the Parties hereby enter into this Agreement with respect to Party A purchasing the equities held by the Shareholders in Party C, on and subject to the terms and conditions as set forth below:

1.	Purchase and Sale of Equity

1.1	Granting of Rights

The Shareholders hereby irrevocably grant to Party A an option (“Call Option”) to purchase or cause any person or persons designated by Party A (“Designee”) to purchase from the Shareholders at any time, to the extent permitted by PRC laws and according to the steps as determined by Party A at its own discretion, all or part of their equity in Party C (“Target Equity”) at the price specified in Article 1.3 of this Agreement. The Shareholders shall not sell, sell by offer, transfer, donate or pledge the equity to any other third person other than Party A and/or the Designee. Party C hereby agrees to the granting of the Call Option by the Shareholders to Party A and/or the Designee. The “person” set forth in this article and this Agreement means an individual, corporation, joint venture, partnership, enterprise, trust or a non-corporation organization.

1.2	Exercising Steps

Subject to PRC laws and regulations,

1.2.1	When this Agreement is signed, Party B shall agree that it will deliver the Equity Transfer Contract signed as per the format in Annex 1 below and the Letter of Consent signed as per Annex 2 below with respect to equity transfer to Party A for keeping.

1.2.2	If Party A decides to purchase the Target Equity pursuant to Article 1.1 hereof, it shall give a written notice to Party B, indicating the percentage of the Target Equity to be purchased and the identity of purchaser. Party B and Party C shall, within seven (7) days of receiving the notice from Party A, provide all the materials and documents necessary to handle equity transfer.

1.2.3	Except the notice as stated in Article 1.2.2, there are no other preconditions or additional conditions or procedures for Party A’s exercise of the option to purchase the Target Equity.

1.3	Purchase Price

1.3.1	In the event that applicable PRC laws and regulations require appraisal of the Target Equity or have other restrictions on the price of the Target Equity at the time when Party A exercises the Call Option, the Parties agree that the Purchase Price of the Target Equity shall be the lowest price permitted by applicable laws.

1.3.2	In the event that Party A opts to purchase part of the Target Equity, the Purchase Price shall be adjusted on the basis of the ratio of the purchased equity to all the equity of Party C.

1.4	Transfer of the Target Equity

At each exercise of the Call Option:

1.4.1	Each Shareholder shall cause Party C to convene a shareholders’ meeting in time, at which to adopt a resolution on the transfer by the Shareholders of the Target Equity to Party A and/or the Designee, and cause other Shareholders to waive the preemptive right to the Target Equity in writing;

1.4.2	Each Shareholder shall, subject to the terms and conditions of this Agreement and the Purchase Notice related to the Target Equity, enter into an equity transfer contract with Party A and/or the Designee (as applicable) for each transfer;

1.4.3	The related Parties shall execute all other requisite contracts, agreements or documents, obtain all requisite government approvals and consents and take all necessary actions; without any security interest, transfer the valid ownership of the Target Equity to Party A and/or the Designee, and cause Party A and/or the Designee to be the legal owner of the Target Equity. In this Article and this Agreement, “Security Interest” means guaranty, mortgage, pledge, third-party right or interest, any share option, right of acquisition, preemptive right, right of set-off, retention of title or other security arrangements, but excluding any security interest arising under the Equity Pledge Agreement signed by Party A, Shareholders and Party C on June 14, 2007.

1.5	Payment

The payment of the Purchase Price shall be subject to the negotiations between Party A and/or the Designee and the Shareholders according to the laws applicable at the exercise of the Call Option.

2.	Undertakings Relating to Equity

2.1	Undertakings of Party C

Shareholders and Party C hereby undertake that:

2.1.1	They will not supplement, amend or modify Party C’s articles of association in any way, or increase or decrease its registered capital, or change its share by other means without Party A’s prior written consent;

2.1.2	Based on good financial and commercial standards and practices, Party C will maintain its existence, prudently and effectively deal with its businesses and affairs and make its best efforts to ensure that it continuously has the permits, licenses and approvals necessary for its business operations and that these permits, licenses and approvals are not cancelled; make its best efforts to keep its existing organization structure and senior management personnel unchanged and continue to maintain its relations with customers so as to ensure that the exercise of the Call Option by Party A has no material adverse influence on Party C’s goodwill and operations;

2.1.3	Without Party A’s prior written consent, Party C will not sell, transfer, mortgage or otherwise dispose of, or cause any other security interest to be created on, any of Party C’s legal or beneficial rights on assets, business or income at any time after the date of this Agreement;

2.1.4	Without Party A’s prior written consent, Party C will not distribute dividends to its shareholders in any way. However, Party C shall promptly distribute all or part of its distributable profits to its shareholders upon Party A’s request;

2.1.5	If Party A exercises the Call Option pursuant to the provisions of this Agreement, Party C will do its best to obtain all the government approvals and other consents (if applicable) necessary for the completion of equity transfer as early as possible;

2.1.6	At Party A’s request, they will appoint the person nominated by Party A as the director of Party C.

2.2	Undertakings of the Shareholders

The Shareholders hereby undertakes:

2.2.1	Not to sell, transfer, mortgage or otherwise dispose of, or cause any other security interest to be created on, the legal or beneficial right of any Target Equity at any time after the date of this Agreement without Party A’s prior written consent, except the right of pledge under the Equity Pledge Agreement;

2.2.2	Without Party A’s prior written consent, at the shareholders’ meeting of Party C, not to agree to, support or execute a resolution on selling, transferring, mortgaging or otherwise disposing of, or cause any other security interest to be created on, its legal or beneficial right of any Target Equity, except to Party A or the Designee;

2.2.3	Without Party A’s prior written consent, at the shareholders’ meeting of Party C, not to agree to, support or execute a resolution on approving Party C to be merged or consolidated with, acquire or invest in any person;

2.2.4	To promptly inform Party A of any litigation, arbitration or administrative proceedings pending or threatened against its Target Equity;

2.2.5	To cause the shareholders’ meeting to approve the transfer of the Target Equity under this Agreement

2.2.6	To execute all necessary or appropriate documents, take all necessary or appropriate actions and bring all necessary or appropriate claims or make all necessary and appropriate defenses against all claims in order to maintain its ownership over the Target Equity;

2.2.7	At Party A’s request, to appoint the person nominated by Party A as the director of Party C;

2.2.8	Upon Party A’s request as may be made from time to time, to transfer the Target Equity unconditionally and promptly to Party A and/or the Designee at any time and cause other Shareholders to waive the preemptive right to the Target Equity;

2.2.9	To fully comply with the provisions of this Agreement and other agreements entered into by and among Shareholders, Party C and Party A , to perform all obligations under such agreements and not to do any act or omission that affects the validity and enforceability of such agreements.

3.	Assignment of Agreement

3.1	The Shareholders and Party C shall not transfer any of their rights and obligations under this Agreement to any third party without Party A’s prior written consent.

3.2	The Shareholders and Party C hereby agree that Party A may transfer all its rights and obligations under this Agreement to a third party without the consent of Shareholders and Party C, but such equity shall be notified in writing to Shareholders and Party C.

4.	Annex

When the Target Equity is transferred, if the format of the equity transfer contract as set forth in Annex 1 to this Agreement needs to be amended in accordance with

PRC laws and regulations until then, the Parties shall make relevant amendments in good faith and in accordance with the requirements of PRC laws and regulations.

The annex attached hereto shall form an integral part of this Agreement and have the same legal effect as the main body of this Agreement.

5.	Guaranty

If the Shareholders satisfy the relevant provisions of this Agreement, Party A agrees to act as Party C’s performance guarantor in any contract, agreement or transaction signed by Party C with any other third party with respect to Party C’s business operations to provide a comprehensive performance guaranty for Party C to perform such contract, agreement or transaction. In addition, Party A agrees to provide the loans for Party C in the manner permitted by laws when necessary to meet Party C’s business needs or solve Party C’s possible difficulty in fund turnover.

6.	Confidentiality

This Agreement and all its terms are confidential information. No Party shall disclose such information to any third party except its officers, directors, employees, agents and professional consultants relating to this project, unless the information about this document is disclosed to government, the public or shareholders in accordance with law or this document is filed with related institution.

This article shall survive the change, cancellation or termination of this Agreement.

7.	Defaulting Liabilities

Where any Party fails to perform any of its obligations under this Agreement, or any of its representations or warranties under this Agreement is materially untrue or inaccurate, such Party shall be deemed to default under this Agreement and shall hold liable for all the losses thus incurred to the other Parties.

8.	Force Majeure

Should any Party be prevented from performing this Agreement owing to force majeure, the prevented Party shall without any delay notify the other Parties by cable, fax or other electronic means and within fifteen (15) working days thereafter, provide the written documentary evidence thereof. The Parties may negotiate whether or not to terminate this Agreement or exempt part of the obligations under this Agreement or delay the performance of this Agreement depending on the effect of such event of force majeure upon the performance of this Agreement.

9.	Supplementary Provisions

9.1	Any dispute arising from the performance of this Agreement shall be resolved by the Parties through friendly negotiations. In case no resolution can be reached, such dispute shall be submitted to Beijing Arbitration Commission for arbitration in accordance with its arbitration rules. Seat of arbitration shall be Beijing and arbitral award shall be final.

9.2	This Agreement shall go into effect as of the date of signing by the Parties. This Agreement shall be terminated after Party A exercises the call option over all Party C’s equity pursuant to the provisions of this Agreement, unless prematurely terminated in accordance with the provisions of this Agreement or the other related agreement signed by the Parties.

9.3	Where Party A or Party C is terminated for expiry or its operating term (including any extension thereof) or other reason within the time as set forth in Article 9.2, this Agreement shall be terminated simultaneously, unless Party A has transferred its rights and obligations pursuant to Article 3.2.

9.4	This Agreement is executed in five (5) originals in Chinese, one (1) original for each Party.

[No text below]

Party A: AirMedia Technology (Beijing) Co., Ltd.

Authorized representative (signature): /s/ Guo Man

Name: Guo Man

Title:

Common seal: AirMedia Technology (Beijing) Co., Ltd. (Seal)

Party B:

Signature: /s/ Guo Man

Signature: /s/ Wang Zhenyu

Signature: /s/ Xu Qing

Party C: Beijing AirMedia UC Advertising Co., Ltd.

Authorized representative (signature): /s/ Guo Man

Name: Guo Man

Title:

Common seal: Beijing AirMedia UC Advertising Co., Ltd. (Seal)

[Annex 1]

Equity Transfer Contract

This Equity Transfer Contract (“this Contract”) is entered into among the following parties in Beijing, China:

The Transferor: Guo Man

The Transferee:

Through friendly negotiations, it is hereby agreed by both parties with respect to equity transfer as follows:

1.	The Transferor agrees to transfer its % equity in Beijing AirMedia UC Advertising Co., Ltd. (“Target Equity”) to the Transferee, and the Transferee agrees to accept the Target Equity.

2.	Upon completion of equity transfer, the Transferor will no longer have any right or obligation as a shareholder of Beijing AirMedia UC Advertising Co., Ltd. with respect to the Target Equity, and the Transferee will have the rights and obligations as a shareholder of Beijing AirMedia UC Advertising Co., Ltd. with respect to the Target Equity.

3.	In case of anything not covered herein, both parties may sign a supplementary agreement.

4.	This Contract shall go into effect as of the date of signing by both parties.

5.	This Contract is executed in quadruplicate, one (1) copy for each party and the other copies to be used to handle industrial and commercial changes.

The Transferor: Guo Man	The Transferee:

Signature:	Authorized representative (signature):

Date:	Name: Guo Man
Title:
Common seal
Date:

[Annex 1]

Equity Transfer Contract

This Equity Transfer Contract (“this Contract”) is entered into among the following parties in Beijing, China:

The Transferor: Wang Zhenyu

The Transferee:

Through friendly negotiations, it is hereby agreed by both parties with respect to equity transfer as follows:

1.	The Transferor agrees to transfer its % equity in Beijing AirMedia UC Advertising Co., Ltd. (“Target Equity”) to the Transferee, and the Transferee agrees to accept the Target Equity.

2.	Upon completion of equity transfer, the Transferor will no longer have any right or obligation as a shareholder of Beijing AirMedia UC Advertising Co., Ltd. with respect to the Target Equity, and the Transferee will have the rights and obligations as a shareholder of Beijing AirMedia UC Advertising Co., Ltd. with respect to the Target Equity.

3.	In case of anything not covered herein, both parties may sign a supplementary agreement.

4.	This Contract shall go into effect as of the date of signing by both parties.

5.	This Contract is executed in quadruplicate, one (1) copy for each party and the other copies to be used to handle industrial and commercial changes.

The Transferor: Wang Zhenyu	The Transferee:

Signature:	Authorized representative (signature):

Date:	Name: Guo Man
Title:
Common seal
Date:

[Annex 1]

Equity Transfer Contract

This Equity Transfer Contract (“this Contract”) is entered into among the following parties in Beijing, China:

The Transferor: Xu Qing

The Transferee:

Through friendly negotiations, it is hereby agreed by both parties with respect to equity transfer as follows:

1.	The Transferor agrees to transfer its % equity in Beijing AirMedia UC Advertising Co., Ltd. (“Target Equity”) to the Transferee, and the Transferee agrees to accept the Target Equity.

2.	Upon completion of equity transfer, the Transferor will no longer have any right or obligation as a shareholder of Beijing AirMedia UC Advertising Co., Ltd. with respect to the Target Equity, and the Transferee will have the rights and obligations as a shareholder of Beijing AirMedia UC Advertising Co., Ltd. with respect to the Target Equity.

3.	In case of anything not covered herein, both parties may sign a supplementary agreement.

4.	This Contract shall go into effect as of the date of signing by both parties.

5.	This Contract is executed in quadruplicate, one (1) copy for each party and the other copies to be used to handle industrial and commercial changes.

The Transferor: Xu Qing	The Transferee:

Signature:	Authorized representative (signature):

Date:	Name: Guo Man
Title:
Common seal
Date:

[Annex 2]

Letter of Consent

To: Beijing AirMedia UC Advertising Co., Ltd.

As a shareholder of Beijing AirMedia UC Advertising Co., Ltd., I hereby agree and acknowledge as follows:

1.	Agree that the other shareholders of Beijing AirMedia UC Advertising Co., Ltd. transfer their equities in Beijing AirMedia UC Advertising Co., Ltd. to AirMedia Technology (Beijing) Co., Ltd. or a third party designated by it;

2.	Agree to waive the preemptive right when the other shareholders of Beijing AirMedia UC Advertising Co., Ltd. transfer their equities in Beijing AirMedia UC Advertising Co., Ltd. to AirMedia Technology (Beijing) Co., Ltd. or a third party designated by it;

3.	Agree to execute or provide such documents as being necessary to handle equity transfer when the other shareholders of Beijing AirMedia UC Advertising Co., Ltd. transfer their equities in Beijing AirMedia UC Advertising Co., Ltd. to AirMedia Technology (Beijing) Co., Ltd. or a third party designated by it.

This Letter of Consent shall become effective as of its signing date.

Signature: Guo Man
Date: 2007.06.14

[Annex 2]

Letter of Consent

To: Beijing AirMedia UC Advertising Co., Ltd.

As a shareholder of Beijing AirMedia UC Advertising Co., Ltd., I hereby agree and acknowledge as follows:

1.	Agree that the other shareholders of Beijing AirMedia UC Advertising Co., Ltd. transfer their equities in Beijing AirMedia UC Advertising Co., Ltd. to AirMedia Technology (Beijing) Co., Ltd. or a third party designated by it;

2.	Agree to waive the preemptive right when the other shareholders of Beijing AirMedia UC Advertising Co., Ltd. transfer their equities in Beijing AirMedia UC Advertising Co., Ltd. to AirMedia Technology (Beijing) Co., Ltd. or a third party designated by it;

3.	Agree to execute or provide such documents as being necessary to handle equity transfer when the other shareholders of Beijing AirMedia UC Advertising Co., Ltd. transfer their equities in Beijing AirMedia UC Advertising Co., Ltd. to AirMedia Technology (Beijing) Co., Ltd. or a third party designated by it.

This Letter of Consent shall become effective as of its signing date.

Signature: Wang Zhenyu
Date: 2007.06.14

[Annex 2]

Letter of Consent

To: Beijing AirMedia UC Advertising Co., Ltd.

As a shareholder of Beijing AirMedia UC Advertising Co., Ltd., I hereby agree and acknowledge as follows:

1.	Agree that the other shareholders of Beijing AirMedia UC Advertising Co., Ltd. transfer their equities in Beijing AirMedia UC Advertising Co., Ltd. to AirMedia Technology (Beijing) Co., Ltd. or a third party designated by it;

2.	Agree to waive the preemptive right when the other shareholders of Beijing AirMedia UC Advertising Co., Ltd. transfer their equities in Beijing AirMedia UC Advertising Co., Ltd. to AirMedia Technology (Beijing) Co., Ltd. or a third party designated by it;

3.	Agree to execute or provide such documents as being necessary to handle equity transfer when the other shareholders of Beijing AirMedia UC Advertising Co., Ltd. transfer their equities in Beijing AirMedia UC Advertising Co., Ltd. to AirMedia Technology (Beijing) Co., Ltd. or a third party designated by it.

This Letter of Consent shall become effective as of its signing date.

Signature: Xu Qing
Date: 2007.06.14